                                                                     Exhibit 4.1

                                                                [EXECUTION COPY]

                       ADVANTA BUSINESS CARD MASTER TRUST

                                 AMENDMENT NO. 1
                                     TO THE
                                MASTER INDENTURE

          THIS AMENDMENT NO. 1 TO THE MASTER INDENTURE, dated as of May 9, 2006 (this "Amendment"), is by and between WILMINGTON TRUST COMPANY (the "Owner Trustee"), as owner trustee of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized under the laws of the State of Delaware (herein called the "Issuer" or the "Trust"), and DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity, but solely as indenture trustee (the "Indenture Trustee").

          WHEREAS, the Owner Trustee and the Indenture Trustee have executed that certain Master Indenture, dated as of August 1, 2000 (as amended and supplemented through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Indenture"); and

          WHEREAS, the Owner Trustee and the Indenture Trustee wish to amend the Indenture as provided herein.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the provisions of the Indenture as follows:

          SECTION 1. Amendment of Section 1.01. Section 1.01 of the Indenture is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "Securitization Transaction" shall mean any Notes issued by the Issuer after January 1, 2006, whether publicly offered or privately placed, rated or unrated.

          SECTION 2. Addition of Article XIII. The Indenture is hereby amended by adding the following new Article XIII after Article XII of the Indenture:

                                  ARTICLE XIII

                          COMPLIANCE WITH REGULATION AB

     Section 13.01 Intent of Parties; Reasonableness. The Issuer and the Indenture Trustee acknowledge and agree that the purpose of this Article XIII is to facilitate compliance by the Transferor with the provisions of Regulation AB and related rules and regulations of the Commission. The Transferor shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Transferor's compliance with the Securities Act, the Securities Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities
Act). The Indenture Trustee agrees to cooperate in good faith with any reasonable request by the Transferor for information regarding the Indenture Trustee which is required in order to enable the Transferor to comply with the provisions of Regulation AB, including, without limitation, Items 1109(a), 1109(b), 1117, 1119 and 1122 of Regulation AB as it relates to the Indenture Trustee or to the Indenture Trustee's obligations under this Indenture or any other Transaction Document.

     Section 13.02 Additional Representations and Warranties of the Indenture Trustee. The Indenture Trustee shall be deemed to represent to the Transferor, as of the date on which information is provided to the Transferor under Section
13.03 that, except as disclosed in writing to the Transferor prior to such date to the best of its knowledge: (i) neither the execution, delivery and performance by the Indenture Trustee of this Indenture or any other Transaction Document, the performance by the Indenture Trustee of its obligations under this Indenture or any other Transaction Document nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Indenture Trustee's ability to perform its obligations under this Indenture or any other Transaction Document, or of any judgment or order applicable to the Indenture Trustee; and (ii) there are no proceedings pending or threatened against the Indenture Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Indenture Trustee to enter into this Indenture or any other Transaction Document or to perform its obligations under this Indenture or Transaction Document.

     Section 13.03 Information to be Provided by the Indenture Trustee.

     The Indenture Trustee shall provide such information regarding the Indenture Trustee as is required for the purpose of compliance with Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB in the form of a certificate signed by an authorized officer of the Indenture Trustee at the time of the offering of any new Notes issued by the Issuing Entity in the form attached hereto as Exhibit C, or such other form as may mutually be agreed upon.

     The Indenture Trustee shall provide to the Transferor, in writing, any updates to the information regarding the Indenture Trustee as is required for the purpose of compliance with Items 1109(a), 1109(b), 1117 and 1119 of Regulation AB, and as promptly as practicable following notice to or discovery by the Indenture Trustee of any changes to such information.

     The Indenture Trustee's obligations to provide disclosure required by Item 1119 of Regulation AB pursuant to this Section 13.03 shall be deemed satisfied if the Indenture Trustee provides a description of any affiliation between (a) the Indenture Trustee, on the one hand, and (b) those parties to the Securitization Transaction as are identified by the Transferor in writing, on the other.

     Section 13.04 Report on Assessment of Compliance and Attestation; Annual Certification.

          (a) Within the earlier of 60 days after the end of each fiscal year of the Issuer or such date as required by Regulation AB, beginning after the end of fiscal year 2006, the Indenture Trustee shall:

               (i) deliver to the Transferor a report regarding the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding fiscal year of the Trust, as required under Rules 13a-18 and 15d-18 of the Securities Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Transferor and signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit B, as may be amended from time to time by the parties hereto;

               (ii) deliver to the Transferor a report of an independent registered public accounting firm reasonably acceptable to the Transferor that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Securities Exchange Act; and

               (iii) deliver to the Transferor or any other Person that will be responsible for signing the Sarbanes Certification on behalf of the Issuing Entity or the Transferor, upon written request by such person, with respect to a Securitization Transaction a certification in the form attached hereto as Exhibit A, or such other form as may mutually be agreed upon.

          (b) The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such certification with the Commission.

                              [END OF ARTICLE XIII]

          SECTION 3. Effectiveness. The amendments provided for by this Amendment shall become effective upon:

          (a) confirmation that the Rating Agency Condition shall have been satisfied;

          (b) receipt by the Owner Trustee and the Indenture Trustee of an Officer's Certificate of the Transferor to the effect that the Transferor reasonably believes that the terms of this Amendment will not have an Adverse Effect;

          (c) receipt by each Rating Agency of a Tax Opinion;

          (d) receipt by the Indenture Trustee of an Opinion of Counsel pursuant to Section 10.3 (Execution of Supplemental Indentures) of the Indenture; and

          (e) receipt by the Owner Trustee, the Indenture Trustee and each Rating Agency of counterparts of this Amendment, duly executed by the parties hereto.

          SECTION 4. Indenture in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Indenture shall remain in full force and effect. All references to the Indenture in any other document or instrument shall be deemed to mean the Indenture as amended by this Amendment. This Amendment shall not constitute a novation of the Indenture, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Indenture, as amended by this Amendment, as though the terms and obligations of the Indenture were set forth herein.

          SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 7. Defined Terms and Section References. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Trust Agreement. All Section or subsection references herein shall mean Sections or subsections of the Trust Agreement, except as otherwise provided herein.

          IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity, but solely as Owner
                                        Trustee of ADVANTA BUSINESS CARD MASTER
                                        TRUST


                                        By: /s/ Michsel McCarthy
                                            ------------------------------------
                                        Name: Michsel McCarthy
                                        Title: Assistant Vice President


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        not in its individual capacity but
                                        solely as Indenture Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: JENNA KAUFMAN
                                        Title: VICE PRESIDENT


                                        By: /s/ Louis Bodi
                                            ------------------------------------
                                        Name: LOUIS BODI
                                        Title: VICE PRESIDENT

The Transferor hereby confirms the
Rating Agency Condition has been
satisfied with respect to the
foregoing amendment.

ADVANTA BUSINESS RECEIVABLES CORP.,
Transferor


By: /s/ Michael Coco
    ---------------------------------
Name: Michael Coco
Title: President

                                                                       Exhibit A

                          FORM OF ANNUAL CERTIFICATION

Re: MASTER INDENTURE, dated as of August 1, 2000 (as amended through the date hereof, the "Indenture"), by and between Wilmington Trust Company, as owner trustee (the "Owner Trustee") for Advanta Business Card Master Trust, as issuer (the "Issuer") and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a banking corporation organized and existing under the laws of the State of New York, as indenture trustee (the "Indenture Trustee")

     I, ________________________________, the _______________________ of the
Indenture Trustee, certify to each of the Transferor and the Issuer, and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the report on assessment of the Indenture Trustee's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") that were delivered by the Indenture Trustee to the Transferor pursuant to the Indenture (collectively, the "Indenture Trustee Information") (in making such statement, we make no representation or warranty as to any information prepared or provided to us by a third person and upon which we relied in preparing our Indenture Trustee Information);

          (2) To the best of my knowledge, the Indenture Trustee Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Indenture Trustee Information; and

          (3) To the best of my knowledge, all of the Indenture Trustee Information required to be provided by the Indenture Trustee under the Indenture has been provided to the Transferor and the Issuer.

Capitalized terms used but not defined herein have the meaning ascribed to them in the Indenture.

                                        Date:
                                              --------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit B

               SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF
                                   COMPLIANCE

     The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

                         SERVICING CRITERIA

                                                                      APPLICABLE
                                                                       SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
    ---------                          --------                       ----------
                           GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are               [X]
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements
                   to maintain a back-up servicer for the credit
                   card accounts or accounts are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                          CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on credit card accounts are deposited         [X]
                   into the appropriate custodial bank accounts and
                   related bank clearing accounts no more than two
                   business days following receipt, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf         [X]
                   of an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such
                   as cash reserve accounts or accounts established
                   as a form of overcollateralization, are
                   separately maintained (e.g., with respect to
                   commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a
                   federally insured depository institution as set
                   forth in the transaction agreements. For purposes
                   of this criterion, "federally insured

                         SERVICING CRITERIA

                                                                      APPLICABLE
                                                                       SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
    ---------                          --------                       ----------
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations (A) are mathematically accurate;
                   (B) are prepared within 30 calendar days after
                   the bank statement cutoff date, or such other
                   number of days specified in the transaction
                   agreements; (C) are reviewed and approved by
                   someone other than the person who prepared the
                   reconciliation; and (D) contain explanations for
                   reconciling items. These reconciling items are
                   resolved within 90 calendar days of their
                   original identification, or such other number of
                   days specified in the transaction agreements.

                          INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B) provide
                   information calculated in accordance with the
                   terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by
                   its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the
                   total unpaid principal balance and number of
                   credit card accounts serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and             [X]
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted           [X]
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor         [X]
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.

                               POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets is               [X]
                   maintained as required by the transaction
                   agreements or related asset pool documents.

                         SERVICING CRITERIA

                                                                      APPLICABLE
                                                                       SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
    ---------                          --------                       ----------
1122(d)(4)(ii)     Pool assets and related documents are                  [X]
                   safeguarded as required by the transaction
                   agreements.*

1122(d)(4)(iii)    Any additions, removals or substitutions to the
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.

1122(d)(4)(iv)     Payments on credit card accounts, including any
                   payoffs, made in accordance with the related
                   credit card accounts documents are posted to the
                   Servicer's obligor records no more than two
                   business days after receipt, or such other
                   number of days specified in the transaction
                   agreements, and allocated to principal, interest
                   or other items (e.g., escrow) in accordance with
                   the related asset pool documents.

1122(d)(4)(v)      The Servicer's records regarding the receivables
                   agree with the Servicer's records with respect
                   to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of
                   an obligor's account (e.g., loan modifications
                   or re-agings) are made, reviewed and approved by
                   authorized personnel in accordance with the
                   transaction agreements and related pool asset
                   documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   modifications and repossessions, as applicable)
                   are initiated, conducted and concluded in
                   accordance with the timeframes or other
                   requirements established by the transaction
                   agreements.

1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period an Account is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent Accounts including, for example,
                   phone calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return
                   for Accounts with variable rates are computed
                   based on the related Account documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   Account documents, on at least an annual basis,
                   or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable Account documents and
                   state laws; and (C) such funds are returned to

----------
* Only with respect to the computer files or microfiche lists held by the Indenture Trustee which relate to the pool assets.

                         SERVICING CRITERIA

                                                                      APPLICABLE
                                                                       SERVICING
    REFERENCE                          CRITERIA                        CRITERIA
    ---------                          --------                       ----------
                   the obligor within 30 calendar days of full
                   repayment of the related Accounts, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set
                   forth in the transaction agreements.

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Indenture Trustee

                                        Date:
                                              -----------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit C

                                     FORM OF
                       ADVANTA BUSINESS CARD MASTER TRUST
                         INDENTURE TRUSTEE'S CERTIFICATE

                          [____________] [___], 20[__]

     Reference is hereby made to the MASTER INDENTURE, dated as of August 1, 2000 (as amended, the "Indenture"), by and between WILMINGTON TRUST COMPANY, as owner trustee (the "Owner Trustee") of ADVANTA BUSINESS CARD MASTER TRUST, a common law trust organized under the laws of the state of Delaware (the "Issuer") and DEUTSCHE BANK TRUST COMPANY AMERICAS, a banking corporation organized and existing under the laws of the State of New York (formerly known as Bankers Trust Company), as indenture trustee (the "Indenture Trustee").

     In connection with transactions contemplated by a Terms Agreement, dated as of [____________] [____], 20[__], incorporating an Underwriting Agreement, dated as of [____________] [____], 20[__] (together, the "Underwriting Agreement"), by and among the underwriter (the "Underwriter"), Advanta Business Receivables Corp. (the "Transferor") and Advanta Bank Corp., a Utah Industrial bank (the "Servicer"), relating to the sale by the Issuer to the Underwriter of $[______________] in aggregate principal amount of Class [__](20[__]- [____])
Notes (the "Class [__](20[__]- [____]) Notes"), the undersigned, an authorized officer of the Indenture Trustee, hereby certifies the following:

     1. The information provided by the Indenture Trustee in the prospectus, dated [____________] [____], 20[__] (the "Initial Base Prospectus"), relating to the offering of the notes of the Issuer in the form filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b) of the General Rules and Regulations (the "Rules and Regulations") under the Securities Act of 1933, as amended (the "Securities Act"), as excerpted in Schedule A hereto, is true and accurate in all material respects.

     2. The information provided by the Indenture Trustee in the final prospectus, dated [____________] [____], 20[__] (the "Final Base Prospectus"), relating to the offering of the notes of the Issuer in the form filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations under the Securities Act, as excerpted in Schedule B hereto, is true and accurate in all material respects.

     3. There are no legal proceedings pending or known to be contemplated against the Indenture Trustee or against any property of the Indenture Trustee, that would be material to security holders of the Class [__](20[____]- [____]) Notes.

     4. There are no governmental proceedings pending or known to be contemplated against the Indenture Trustee or against any property of the Indenture Trustee, that would be material to security holders of the Class [__](20[____]- [____]) Notes.

     5. There are no affiliations that would be material to security holders of the Class [__](20[__]- [___]) Notes with any of the following:

     (a)  Advanta Business Receivables Corp.;

     (b)  Wilmington Trust Company;

     (c)  Advanta Bank Corp.[;]/[; and

     (d)  any enhancement or support provider.](1)

----------
(1) If applicable, the Transferor shall inform the Indenture Trustee of the identity of any enhancement or support provider; otherwise (d) is deleted.

     IN WITNESS WHEREOF, I have executed this certificate as of the date hereinabove set forth.


                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                      Schedule A

1.   Page [____] of Initial Base Prospectus
     [DESCRIPTION OF DEUTSCHE BANK TRUST COMPANY AMERICAS]

2.   Page [____] of Initial Base Prospectus
     [DESCRIPTION OF DEUTSCHE BANK TRUST COMPANY AMERICAS]

                                                                      Schedule B

1.   Page [____] of Final Base Prospectus
      [DESCRIPTION OF DEUTSCHE BANK TRUST COMPANY AMERICAS]

2.   Page [____] of Final Base Prospectus
      [DESCRIPTION OF DEUTSCHE BANK TRUST COMPANY AMERICAS]